UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             QUALITY SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

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      2.    Aggregate number of securities to which transaction applies:

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      3.    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      4.    Proposed maximum aggregate value transaction:

            --------------------------------------------------------------------

      5.    Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

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      2.    Form, Schedule or Registration Statement No.:

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      3.    Filing Party:

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      4.    Date Filed:

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

                                     [LOGO]

                              Quality Systems, Inc.
                        17822 East 17th Street, Suite 210
                            Tustin, California 92780

                             ----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 30, 2001

To the shareholders of Quality Systems, Inc.:

      The Annual Meeting of Shareholders of Quality Systems, Inc. (the "Company") will be held at The Center Club, 650 Town Center Drive, Costa Mesa, California, on Thursday, August 30, 2001, at 1:30 P.M. Pacific Time, for the following purposes:

      1. To elect seven (7) persons to serve as directors of the Company until the next annual meeting. The nominees for election to the Board of Directors are named in the attached Proxy Statement, which is a part of this Notice.

      2. To ratify the appointment of Grant Thornton, LLP as independent public accountants of the Company for the fiscal year ending March 31, 2002.

      3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

      Only shareholders of record at the close of business on July 13, 2001, are entitled to notice of and to vote at the Annual Meeting and at any adjournments of the Annual Meeting.

      All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, please sign the enclosed proxy and return it in the enclosed addressed envelope. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxy and will assure that you are represented at the Annual Meeting. If you return your proxy card, you may nevertheless attend the Annual Meeting and vote your shares in person.

                                             By Order of the Board of Directors,

                                             QUALITY SYSTEMS, INC.


Tustin, California                           /s/ Paul Holt
July 16, 2001                                Corporate Secretary

                                     [LOGO]

                              Quality Systems, Inc.
                        17822 East 17th Street, Suite 210
                            Tustin, California 92780

                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 30, 2001

                            ------------------------

                                 PROXY STATEMENT

                            ------------------------

                             SOLICITATION OF PROXIES

      The accompanying proxy is solicited by the Board of Directors of Quality Systems, Inc. (the "Company") for use at the Company's Annual Meeting of Shareholders to be held at The Center Club, 650 Town Center Drive, Costa Mesa, California on Thursday, August 30, 2001 at 1:30 P.M. Pacific Time, and at any and all adjournments thereof. All shares represented by each properly executed and unrevoked proxy received in advance of the Annual Meeting will be voted in the manner specified therein.

      Any shareholder has the power to revoke his or her proxy at any time before it is voted. A proxy may be revoked by delivering a written notice of revocation to the Secretary of the Company, by submitting prior to or at the Annual Meeting a later dated proxy executed by the person executing the prior proxy, or by attendance at the Annual Meeting and voting in person by the person executing the proxy.

      This proxy statement, the accompanying proxy card and the Company's Annual Report are being mailed to the Company's shareholders on or about July 23, 2001. The cost of soliciting proxies will be borne by the Company. The solicitation will be made by mail and expenses will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's Common Stock. Further solicitation of proxies may be made by telephone or oral communications with some shareholders. Such further solicitations will be made by the Company's regular employees who will not receive additional compensation for the solicitation.

                      OUTSTANDING SHARES AND VOTING RIGHTS

      Only holders of record of the 5,992,003 shares of the Company's Common Stock outstanding at the close of business on July 13, 2001, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A majority of the shares, represented in person or by proxy, will constitute a quorum for the transaction of business. All proxies delivered to the Company will be counted in determining the presence of a quorum, including those providing for abstention or withholding of authority and those delivered by brokers voting without beneficial owner instruction and exercising a non-vote on certain matters. The seven nominees for director receiving the highest number of affirmative votes will be elected; votes withheld and votes against a nominee have no practical effect. In matters other than election of directors, assuming that a quorum is present, the affirmative votes of a majority of the shares represented and voting at a meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) is required for approval; in such matters, abstentions and broker non-votes are not counted. Each shareholder will be entitled to one vote, in person or by proxy, for each share of Common Stock held of record on the record date, except that all shareholders have cumulative voting rights and in the event any shareholder gives notice at the Annual Meeting, prior to the voting, of an intention to cumulate his or her votes in the election of directors, then all shareholders entitled to vote at the Annual Meeting may cumulate their votes in the election of directors. Cumulative voting means that a shareholder has the right to give any one candidate whose name has been properly placed in nomination prior to the voting a number of votes equal to the number of directors to be elected multiplied by the number of shares such shareholder would otherwise be entitled to vote, or to distribute such votes on the same principle among as many nominees (up to the number of persons to be elected) as the shareholder may wish. The proxy being solicited by the Board of Directors confers discretionary authority to cumulate votes.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of July 13, 2001 by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's current directors and nominees for director, (iii) each of the Named Executive Officers (as hereinafter defined), and (iv) all current directors and executive officers of the Company as a group:

                                             Number of Shares of Common Stock   Percent of Common Stock
Name of Beneficial Owner(1)                        Beneficially Owned(2)         Beneficially Owned(3)
---------------------------                        ---------------------         ---------------------
Janet Razin and Sheldon Razin                            1,537,220                      25.58%
Ahmed Hussein(4)                                         1,151,900                      19.21%
Lawndale Capital Management, LLC(5)                        621,200                      10.37%
Cannell Capital Management(6)                              500,800                       8.36%
Dimensional Fund Advisors Inc.(7)                          378,800                       6.32%
Greg Flynn                                                  51,130                          *
Lou Silverman                                               39,665                          *
Patrick Cline                                               33,325                          *
Frank C. Meyer                                              29,700                          *
Mohammed Tawfick El-Bardai                                   7,000                          *
Dale M. Hanson                                               6,000                          *
Paul Holt                                                    4,150                          *
William E. Small                                             4,000                          *
Emad A. Zikry                                                3,500                          *
All directors and executive officers as a group
   (11 persons, including those named above)(8)          2,867,590                      47.03%

-------------

*     Less than 1%.

(1) Unless otherwise indicated, the address for is c/o Quality Systems, Inc., 17822 East 17th Street, Suite 210, Tustin, California 92780.

(2) Unless otherwise indicated, to the Company's knowledge, the persons named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

(3) Applicable percentage ownership is based on 5,992,503 shares of Common Stock outstanding as of July 13, 2001. Any securities not outstanding but subject to options exercisable as of July 13, 2001 or exercisable within

      60 days after such date are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by the person holding such options but are not deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by any other person.

(4) The address for Mr. Hussein is 30 Rockefeller Center, Suite 1936, New York, New York 10112.

(5) As reflected in the Schedule 13 D/A filed August 10, 1999. The Schedule 13 D/A concerns beneficial ownership interests of Lawndale Capital Management, LLC ("Lawndale"), Diamond A Partners, L.P. ("DAP"), Diamond A Investors, L.P. ("DAI") and Andrew E. Shapiro ("Shapiro"). Lawndale is the investment adviser to and general partner of DAP and DAI, which are investment limited partnerships. Shapiro is the sole manager of Lawndale. The Schedule 13 D/A states that Lawndale, DAP, DAI and Shapiro have beneficial ownership of 621,200 shares, 525,300 shares, 95,900 shares and 621,200 shares, respectively. The address for Lawndale, DAP, DAI and Shapiro is One Sansome Street, Suite 3900, San Francisco, California 94104.

(6) As reflected in the Schedule 13F filed May 7, 2001. The schedule states that Cannell Capital Management possesses sole investment power with respect to all 500,800 shares, shared voting power with respect to 62,400 shares and sole voting power with respect to 438,400 shares. The address for Cannell Capital Management is 600 California Street 14th floor, San Francisco, California 94108

(7) As reflected in the Schedule 13G filed February 2, 2001. The Schedule 13G states that Dimensional Fund Advisors Inc. ("Dimensional") furnishes investment advice to four investment companies and serves as investment manager to certain other investment vehicles (the four investment companies and the investment vehicles are collectively referred to as the "Portfolios"). In its role as investment advisor and investment manager, Dimensional possesses both voting and investment power over the securities of the Company that are owned by the Portfolios. The Schedule 13G further states that all of the 378,800 shares of the Company's Common Stock reported thereon are owned by the Portfolios and Dimensional disclaims beneficial ownership of all such securities. The Schedule 13G also sets forth that none of the Portfolios to the knowledge of Dimensional owns individually more than 5% of the Company's outstanding Common Stock. The address for Dimensional is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

(8) Includes shares of Common Stock subject to stock options which were exercisable as of July 13, 2001 or exercisable within 60 days after July 13, 2001, and are, respectively, as follows: Mr. Razin, 17,000 shares; Mr. Hussein, 4,500 shares; Mr. Silverman, 31,065 shares; Mr. Cline, 10,000 shares; Mr. Meyer, 4,500 shares; Mr. Hanson, 3,500 shares; Mr. Small, 4,000 shares; Mr. Zikry, 3,500 shares; Mr. Flynn, 25,100 shares; Mr. Holt, 2,250; and all directors and officers as a group, 105,415 shares.

                              ELECTION OF DIRECTORS

                                (Proposal No. 1)

      Directors are elected at each Annual Meeting of Shareholders and hold office until their respective successors are duly elected and qualified. The full Board consists of seven directors. Certain information with respect to the seven nominees who will be presented at the Annual Meeting by the Board of Directors for election as directors is set forth below. Although it is anticipated that each nominee will be available to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other person as may be designated by the Company's Board of Directors.

      Unless the authority to vote for directors has been withheld in the proxy, the persons named in the enclosed proxy intend to vote at the Annual Meeting for the election of the nominees presented below. However, discretionary authority to cumulate votes represented by proxies and to cast such votes for any or all of the nominees named below is solicited by the Board of Directors because, in the event nominations are made in opposition to the nominees of the Board of Directors, it is the intention of the persons named in the enclosed proxy to cumulate votes represented by proxies in accordance with their best judgment for individual nominees in order to assure the election of as many of the nominees to the Board of Directors as possible.

      In the election of directors, assuming a quorum is present, the seven nominees receiving the highest number of votes cast at the meeting will be elected directors. As a result, proxies voted to "Withhold Authority" and broker non-votes will have no practical effect upon the election of directors, although proxies specifying "Withhold Authority" will be counted for purposes of determining whether a quorum is present, as will proxies delivered by brokers voting without beneficial owner instruction and exercising a non-vote on certain matters.

      YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

      Sheldon Razin (63) is the founder of the Company and has served as its Chairman of the Board of Directors since the Company's inception in 1974. He served as the Company's Chief Executive Officer from 1974 until April 2000. He also served as the Company's President from its inception except for the period from August 1990 to August 1991 and ending April 2000. Additionally, Mr. Razin served as Treasurer from the Company's inception until October 1982. Prior to founding the Company, he held various technical and managerial positions with Rockwell International Corporation and was a founder of the Company's predecessor, Quality Systems, a sole proprietorship engaged in the development of software for commercial and space applications and in management consulting work. Mr. Razin is a member of the board of the Jewish Federation of Orange County and the CEO Technology Advisory Board, Department of Information and Computer Science, University of California, Irvine. Mr. Razin holds a B.S. degree in Mathematics from the Massachusetts Institute of Technology.

      Mohammed Tawfick El-Bardai (60) is, and has been since 1995, the Chief Executive Officer of National Telecommunications Corp. Mr. El-Bardai currently serves as a director of National Technology Group, Satellite Equipment Manufacturing Corp, Egyptian Space Communications Corp and EgyNet.

      Dale M. Hanson (58) is, and has been since 1994, the Chief Executive Officer of American Partners Capital Group, a private investment firm. From 1987 to 1994, Mr. Hanson was the Chief Executive Officer of California Public Employees' Retirement System.

      Ahmed Hussein (60) is, and has been since 1997, the Chairman of the Board of National Investment Company, Cairo, Egypt. Mr. Hussein founded National Investment Company in 1996 and has served as a member of its Board of Directors since its inception. Prior to such time, Mr. Hussein served as Senior Vice President of Dean Witter from 1993 to 1996. Mr. Hussein is a director of the following publicly held Egyptian companies: Nasr City Co., Simo Paper Co. and Nobria Agriculture.

      Frank C. Meyer (57) is, and has been since 1988, President of Glenwood Holdings (previously, Glenwood Investment Corporation, which Mr. Meyer co-founded in 1988), a firm which oversees several funds with total assets under management in excess of $800 million and which acts as a venture capital firm with prospective money managers who desire to start hedge funds. Mr. Meyer also served as Chairman of Centurion Trust Company, a trust company that provides custodial services to investors holding portfolios of mutual funds. Mr. Meyer holds an MBA from the University of Chicago.

      William E. Small (59) is, and has been since 1996, an independent management consultant providing merger and acquisition advice as well as strategic planning to high technology, information and financial services companies. Mr. Small was Executive Vice President of First Data Investor Services Group from 1993 to 1996, a firm with $300 million in annual revenues which provides services to the mutual fund industry. Previously, Mr. Small served in a variety of senior management roles with companies involved in computer systems consulting and banking and investment activities, including President and Chief Executive Officer of Mellon Financial Services Group. Mr. Small has a B.S. in Electrical Engineering from the United States Naval Academy and an M.S. in Management from the Sloan School at the Massachusetts Institute of Technology.

      Emad A. Zikry (51) is, and has been since 1994, President and Chief Executive Officer of ARM Capital Advisors, LLC. Prior to such time, Mr. Zikry was President and Chief Executive Officer of Kleinwort Benson Investment Management Americas, Inc. Mr. Zikry is a director of the Pacific Institute and the Park Avenue Bank.

                                LEGAL PROCEEDINGS

      On April 22, 1997, a purported class action entitled JOHN P. CAVENY v. QUALITY SYSTEMS, INC., ET AL. was filed in the Superior Court of the State of California for the County of Orange, in which Mr. Caveny, on behalf of himself and all others who purchased the Company's Common Stock between June 26, 1995 and July 3, 1996, alleges that the Company, and Sheldon Razin, Robert J. Beck, Gregory S. Flynn, Abe C. LaLande, Donn Neufeld, Irma G. Carmona, John A. Bowers, Graeme H. Frehner, and Gordon L. Setran (all of the foregoing individuals were either officers, directors or both during the period from June 26, 1995 through July 3, 1996), as well as other defendants not affiliated with the Company, violated California Corporations Code Sections 25400 and 25500, California Civil Code Sections 1709 and 1710, and California Business and Professions Code Sections 17200 et. seq., by issuing positive statements about the Company that allegedly were knowingly false, in part, in order to assist the Company and the individual defendants in selling Common Stock at an inflated price in the Company's March 5, 1996 public offering and at other points during the class period. The complaint seeks compensatory and punitive damages in unspecified amounts, disgorgement, declaratory and injunctive relief, and attorneys' fees.

      The Company and the other named defendants successfully demurred to the plaintiffs' claim under California Civil Code Sections 1709 and 1710, and that claim, which served as the only basis for plaintiffs' request for punitive damages, has been dismissed from both actions.

      On January 25, 1999, the court denied plaintiffs' motion to certify the class representative and class legal counsel. Plaintiffs appealed that decision as to class legal counsel. On February 25, 2000, the Fourth District Court of Appeals affirmed the order disqualifying the class legal counsel. On May 9, 2000, the Court of Appeals issued its remittur certifying its decision as final.

      In May 2000, plaintiffs associated in additional class legal counsel, and moved for approval by the court. Upon defendants' objection, the court on August 17, 2000, denied plaintiffs' motion, and ordered plaintiffs to retain new class counsel.

      At the end of November 2000, the plaintiffs retained new class counsel who substituted in for plaintiffs' previous class counsel. The Company and the other named defendants did not oppose plaintiffs' motion for approval of the new class counsel. On January 24, 2001, the court granted the motion to certify class legal counsel.

      On March 27, 2001, the court approved a notice of class certification to be mailed to shareholders who are potential class members. Between April 9, 2001 and May 9, 2001, class notice was mailed to potential class members.

      Merits-related discovery in the action had been stayed pending the appointment of class counsel. In March 2001, the plaintiffs requested that documents be produced informally. The defendants have produced documents informally for plaintiffs' review. The court has entered a stipulated protective order governing discovery in the action. Counsel for plaintiffs and defendants intend to meet to discuss the plaintiffs' review of the informal document production at or around the time that the parties appear in court for the next status conference on July 30, 2001.

      On May 14, 1997, a second purported class action entitled WENDY WOO v. QUALITY SYSTEMS, INC., ET AL. was filed in the same court, essentially repeating the allegations in the Caveny lawsuit and seeking identical relief. This action has for all purposes been consolidated with the Caveny action.

      On March 23, 1999, a purported class action and derivative complaint entitled IRVING ROSENZWEIG v. SHELDON RAZIN, ET AL. was filed in the Superior Court of the State of California for the County of Orange, in which Mr. Rosenzweig, on behalf of himself and all non-director shareholders, and derivatively on behalf of the Company, alleges that Sheldon Razin, John Bowers, William Bowers, Patrick Cline, Janet Razin and Gordon Setran (all of the foregoing individuals are directors of the Company) breached their fiduciary duties by allegedly entrenching themselves in their positions of control, failing to ensure that third-party offers involving the Company were fully and fairly considered, and/or failing to conduct a reasonable inquiry to assure the maximization of shareholder value. The complaint sought declaratory and injunctive relief, an accounting of monetary damages allegedly suffered by plaintiff and the purported class, and attorneys' fees. Defendants demurred to each of the causes of action alleged in the complaint and the court sustained those demurrers with leave to amend in December 1999. Rather than file an amended complaint, plaintiff filed a motion for attorney's fees. Defendants, in turn, filed a motion to dismiss the action for failure to file an amended pleading within the time limit specified by the court.

      The parties agreed to a settlement of action and stipulated to a final judgment and order which was entered by the court on May 15, 2000 at which time the action was dismissed. The final judgment and order provided for a dismissal of the action with prejudice, releases given to each of the defendants, and payment of the nominal sum of $100,000 (paid by the Company's Directors and Officers Liability Insurance Company) in full settlement of plaintiff's motion for attorney's fees.

      The settlement further expressly provided that it did not constitute an admission of any liability of defendants, which defendants continue to vigorously deny.

      The Company is a party to various other legal proceedings incidental to its business, none of which are considered by the Company to be material.

                 BOARD OF DIRECTORS MEETINGS AND RELATED MATTERS

      During the fiscal year ended March 31, 2001, the Board of Directors held eight meetings and there were two actions by unanimous written consent. No director, except Mohammed Tawfick El-Bardai, attended less than 75% of the aggregate of all meetings of the Board of Directors and all applicable meetings of committees of the Board of Directors.

      The By-laws of the corporation require that at least three-quarters of the members of the board of directors shall be independent. For purposes of any action by the board, at least one-half of the directors present and eligible to vote must be independent. An independent director means a person who:

      (a) has never been an employee of the Company or any of its subsidiaries.
      (b) provides no services to the Company or to the Chief Executive Officer or senior management of the Company as an advisor, consultant or otherwise.
      (c) is not employed by an entity which provides services to the Company or to the Chief Executive Officer or senior management of the Company as an adviser, consultant or otherwise.
      (d) is not affiliated with a significant customer or supplier of the Company ("significant" means more than 1% of annual sales).
      (e) has not had, during the past two years, any interest in any significant transaction, or any business or financial relationship, with the Company or an affiliate of the Company (other than service as a director) for which the Company has been required to make disclosure under Regulation S-K of the Securities and Exchange Commission.
      (f) is not a relative of an executive officer or director of the Company.
      (g) receives no compensation from the Company other than director's fees.
      (h) does not personally receive and is not an employee, director, or trustee of a foundation, university, or other institution that receives grants or endowments from the Company that are material to the Company or to either the recipient and/or the foundation, university or institution.
      (i) is not employed by an entity of which (i) an executive officer of the Company serves as a director or trustee, or (ii) a director of the Company serves in a senior executive capacity.

      The Board of Directors has an Audit Committee which consists of Messrs. Ahmed Hussein, Dale Hanson, Frank Meyer and Emad Zikry. The Audit committee is comprised entirely of non-employee, independent directors and operates under a written charter adopted by the Board of Directors. A copy of the charter of the Audit Committee is attached as Exhibit A. The duties of the Audit Committee include meeting with the independent public accountants of the Company to review the scope of the annual audit and to review the quarterly and annual financial statements of the Company before the statements are released to the Company's shareholders. The Audit Committee also evaluates the independent public accountants' performance and makes recommendations to the Board of Directors as to whether the independent public accounting firm should be retained by the Company for the ensuing fiscal year. In addition, the Audit Committee reviews the Company's internal accounting and financial controls and reporting systems practices. During the fiscal year ended March 31, 2001, the Audit Committee held five meetings.

      The Board of Directors has a Nominating Committee and a Compensation Committee, each of which has four members. The Nominating Committee is responsible for identifying, recommending and nominating candidates to the Board of Directors and is composed entirely of independent directors. The Nominating Committee will consider candidate nominees for election as director who are recommended by shareholders. Recommendations should be sent to the Secretary of the Company and should include the candidate's name and qualifications and a statement from the candidate that he or she consents to being named in the Proxy Statement and will serve as a director if elected. In order for any candidate to be considered by the Nominating Committee and, if nominated, to be included in the Proxy Statement, such recommendation must be received by the Secretary on or before the March 31 preceding the annual meeting at which directors will be elected by the shareholders. The members of the Nominating Committee are Messrs. Hussein, Meyer, Small and El-Bardai. During the fiscal year ended March 31, 2001 the Nominating Committee held one meeting.

      The Compensation Committee is composed entirely of independent directors and is responsible for (i) ensuring that senior management will be accountable to the Board through the effective application of compensation policies and (ii) monitoring the effectiveness of both senior management and the Board (including committees thereof). The Compensation committee establishes compensation policies applicable to the Company's executive officers. The Compensation Committee members are Messrs. Hussein, Zikry, Meyer and Small. During the fiscal year ended March 31, 2001, the Compensation Committee held seven meetings.

      The Board of Directors has also authorized a Transaction Committee. The Transaction Committee is responsible for considering and making recommendations to the Company's Board of Directors with respect to all proposals involving (i) a change in control of the Company or (ii) the purchase or sale of assets constituting more than 10% of the Company's total assets. The Transaction Committee has four members, all of whom are current members of the Company's Board of Directors and all of whom must be independent directors. The current members of the Transaction Committee are Messrs. Hussein, Hanson, Meyer and Small. During the fiscal year ended March 31, 2001, the Transaction Committee held nine meetings.

      If at any time the Chairman of the Board shall be an executive officer of the Company, or for any other reason shall not be an independent director, a non-executive Lead Director ("Lead Director") shall be selected by the independent directors. The Lead Director shall be one of the independent directors, shall be a member of the Audit Committee and of the Executive Committee, if there is such a committee, and shall be responsible for coordinating the activities of the independent directors. He shall assist the Board in assuring compliance with the Company's corporate governance procedures and policies, and shall coordinate, develop the agenda for, and moderate executive sessions of the Board's independent directors. Such executive sessions shall be held immediately following each regular meeting of the Board, and may be held at other times as designated by the Lead Director. The Lead Director shall approve, in consultation with the other Independent Directors, the retention of consultants who report directly to the Board. If at any time the Chairman of the Board is one of the independent directors, then he or she shall perform the duties of the Lead Director. The independent directors have elected Ahmed Hussein as Lead Director.

      The independent directors have organized an Executive Committee, which consists of all of the independent directors, Messrs. El-Bardai, Hanson, Hussein, Meyer, Small, and Zikry. During the fiscal year ended March 31, 2001, the Executive Committee held nine meetings.

      Directors of the Company who are also employees of the Company are not compensated for their services as directors or committee members. Directors of the Company who are not also employees receive a fee of $2,500 per year for serving on the Board of Directors. Directors who serve on a committee of the Board of Directors receive an additional annual fee of $1,000 and a fee of $250 for each committee meeting attended, together with reasonable expenses of attendance at committee meetings.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      No director or executive officer of the Company serves as an officer, director or member of a compensation committee of any other entity for which an executive officer or director thereof is also a member of the Company's Board of Directors.

                       COMPENSATION OF EXECUTIVE OFFICERS

      The following table sets forth certain compensation information for the three fiscal years ended March 31, 2001, 2000 and 1999, respectively, by the Chief Executive Officer and the other highest paid executive officers of the Company (up to four) serving as such at the end of the 2001 fiscal year whose aggregate total annual salary and bonus for such year exceeded $100,000 (the "Named Executive Officers").

                           Summary Compensation Table

---------------------------------------------------------------------------------------------------------------------
                                                                                     Long Term
                                                                                    Compensation
                                                                                       Awards
                                                                                    ------------
                                                                                     Securities
                                                                                     Underlying       All Other
  Name and Principal Position               Year      Salary ($)       Bonus ($)      Options     Compensation ($)(1)
---------------------------------------------------------------------------------------------------------------------
Lou Silverman                               2001        153,643             --        124,260           1,536
   Chief Executive Officer and              2000             --             --             --              --
   President                                1999             --             --             --              --
---------------------------------------------------------------------------------------------------------------------
Patrick Cline                               2001        225,589         28,000             --           2,006
   President, MicroMed Healthcare           2000        236,421             --         20,000           2,206
   Information Systems Division             1999        185,898             --             --           1,832
---------------------------------------------------------------------------------------------------------------------
Greg Flynn                                  2001        180,000             --             --           1,951
   Executive Vice President, General        2000        180,000         22,500         20,000           2,176
   Manager of QSI Division                  1999        160,000         22,500             --           1,751
---------------------------------------------------------------------------------------------------------------------

(1) This column reflects amounts attributable to Company contributions to the Company's Deferred Compensation Plan (in the case of Mr. Cline, MicroMed's Retirement Plan with 401(k) features) and income attributable to the provision of additional life insurance for the named individuals. For fiscal year ended March 31, 2001 such amounts were, respectively, as follows: Mr. Silverman, $1,536 and none; Mr. Cline, $2,006 and none; Mr. Flynn, $1,800 and $151.

                             Option /SAR Information

         The following table provides information with respect to option grants in fiscal year 2001 to the Named Executive Officers.

--------------------------------------------------------------------------------------------------------------------
                                                                                              Potential Realizable
                                                                                               Value  at Assumed
                         Number of                                                           Annual Rates of Stock
                        Securities       Percent of Total                                    Price Appreciation for
                        Underlying      Options Granted to    Exercise or                        Option Term ($)
                          Options          Employees in       Base Price
      Name              Granted (#)       Fiscal Year (%)      ($/Share)    Expiration Date      5%            10%
--------------------------------------------------------------------------------------------------------------------
Lou Silverman            124,260             70.60               7.75           7/20/05       266,063        587,930
--------------------------------------------------------------------------------------------------------------------
Paul Holt                  5,000              2.84               7.75           6/13/05        10,706         23,657
--------------------------------------------------------------------------------------------------------------------
Paul Holt                  1,000               .57              9.125           9/14/05         2,521          5,571
--------------------------------------------------------------------------------------------------------------------

      The following table provides information on option exercises in fiscal 2001 by the Named Executive Officers and unexercised options held by each of them at the close of such fiscal year. No Named Executive Officer exercised any stock appreciation rights during fiscal 2001 or held any stock appreciation rights at the end of such fiscal year. The value of unexcercised in the money options was calculated using the closing share price on the last trading day of the fiscal year ($11.00).

-----------------------------------------------------------------------------------------------------------
                                                   Number of Securities           Value of Unexercised
                                                  Underlying Unexercised         In-the-Money Options at
                                                Options at March 31, 2001(#)        Fiscal Year-End ($)
                                                -----------------------------------------------------------
                      Shares
                    Acquired on       Value
     Name           Exercise (#)   Realized($)   Exercisable   Unexercisable    Exercisable   Unexercisable
-----------------------------------------------------------------------------------------------------------
Lou Silverman               --            --             --        124,260             --        403,845
-----------------------------------------------------------------------------------------------------------
Patrick Cline               --            --          5,000         15,000         23,750         71,250
-----------------------------------------------------------------------------------------------------------
Greg Flynn                  --            --         18,825         16,275         81,502         76,334
-----------------------------------------------------------------------------------------------------------
Paul Holt                   --            --            500          7,500            813         20,563
-----------------------------------------------------------------------------------------------------------

             Employment Contracts and Change in Control Arrangements

      Mr. Silverman has an Employment Agreement ("Agreement") with the Company which details the terms of his employment as the Company's Chief Executive Officer. During the fiscal year ended March 31, 2001, Mr. Silverman was compensated at the annual rate of $250,000. The Agreement also granted Mr. Silverman a total of 124,260 options which vest equally over a four year period commencing with the effective date of the Agreement (July 20, 2000). Additionally, should Mr. Silverman remain as an employee of the Company on July 20, 2001, he will receive additional options equal to not less than 1% of the issued and outstanding shares of QSI as of July 20, 2001. Mr. Silverman is eligible for a cash bonus of up to 50% of his annual base compensation based on performance goals established jointly between himself and the Board of Directors. For the period beginning October 1, 2000 through September 30, 2001 the bonus plan provides for bonuses based on achieving targeted revenue and profitability levels.

      Mr. Silverman's employment may be terminated for any reason by himself or the Company upon 60 days written notice. Should Mr. Silverman terminate his employment due to the Company's breach of the Agreement he will be entitled to
(i) a lump sum payment equal to six months base compensation; and (ii) immediate vesting of 25% of all unvested stock options. Should Mr. Silverman's employment be terminated without cause or by himself for good reason, he will be entitled to (i) unpaid base compensation and vacation earned and accrued through his date of termination plus a lump sum equal to six months base compensation, (ii) any other performance bonus earned and not paid, and (iii) immediate vesting of an additional 25% of all granted but unvested stock options. Should Mr. Silverman's employment be terminated due to a "change of control" he will be entitled to (i) unpaid base compensation and vacation earned plus a lump sum payment equal to six months base compensation; (ii) any performance bonus earned but not paid; and (iii) immediate vesting of all unvested options. A "change of control" is defined as the earliest occurrence of any of the following events: the direct or indirect sale, lease, exchange or other transfer of 35% of more of the total assets of the Company, the merger or consolidation of the Company with another company with the effect that the shareholders of the Company immediately prior to the merger hold less than 51% of the combined voting power of the then outstanding securities of the surviving company; the replacement of a majority of the Company's Directors without the approval of the Board of Directors; the purchase of 25% or more of the combined voting power of the outstanding securities of the Company with the exception of the purchase of securities by Ahmed Hussein or Sheldon Razin of shares owned by either Sheldon Razin or Ahmed Hussein. The Agreement also grants immediate vesting of all unvested options should a change of control occur whether or not Mr. Silverman's employment is terminated.

      For options other than those discussed above, the Board of Directors, as the administrator of the Company's 1989 Stock Option Plan and 1998 Stock Option Plan, has the discretion to accelerate any outstanding options held by the Named Executive Officers and employees in the event of an acquisition of the Company by a merger or asset sale in which the outstanding options under each such plan are not to be assumed by the successor corporation or substituted with options to purchase shares of such corporation.

           REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

      The Company applies a consistent philosophy to compensation for all employees, including senior management. This philosophy is based on the premise that the achievements of the Company result from the coordinated efforts of all individuals working toward common objectives. The Company strives to achieve those objectives through teamwork that is focused on meeting the expectations of customers and shareholders.

Compensation Philosophy

      The goals of the compensation program are to align compensation with business objectives and performance, and to enable the Company to attract, retain and reward Executive Officers who contribute to the long-term success of the Company. The Company's compensation program for Executive Officers is based on the same four principles applicable to compensation decisions for all employees of the Company:

      The Company pays competitively. The Company is committed to providing a pay program that helps attract and retain highly qualified people in the industry. To ensure that pay is competitive, the Company regularly compares its pay practices with those of other leading companies and sets its pay parameters based on this review.

      The Company pays for relative sustained performance. Executive officers are rewarded based upon corporate performance, business unit performance and individual performance. Corporate performance and business unit performance are evaluated by the Board of Directors (in the case of the Chief Executive Officer) and by the Chief Executive Officer (in the case of all other executive officers) by reviewing the extent to which strategic and business plan goals are met, including such factors as operating profit, performance relative to competitors and timely new product introductions. Individual performance is evaluated by quantitatively and qualitatively reviewing organizational and management development progress against set objectives and the degree to which teamwork and Company values are fostered.

      The Company strives for fairness in the administration of pay and to achieve a balance of the compensation paid to a particular individual with the compensation paid to other executives both inside the Company and at comparable companies.

      The Company believes that employees should understand the performance evaluation and pay administration process. The process of assessing performance is as follows:

      1. At the beginning of the performance cycle, the Chief Executive Officer or other evaluating manager sets objectives and key goals.

      2. The evaluating manager gives the employee ongoing feedback on performance.

      3. At the end of the performance cycle, the manager objectively and subjectively evaluates the accomplishment of objectives/key goals.

      4. The manager compares the results to the results of peers within the Company.

      5. The evaluating manager communicates the comparative results to the employee.

      6. The comparative result affects decisions on salary and, if applicable, bonus and, if applicable, stock options.

Compensation Vehicles

      The Company has historically used a compensation program that consists of cash and equity based compensation.

      The vehicles are:

      Salary. The Company sets base salary for its employees by reviewing the base salary for competitive positions in the market in order to attract, retain, and motivate highly talented individuals at all levels in the organization.

      Bonus. The Company utilizes incentive compensation plans for selected employees to reward achievement of key objectives and goals.

      Stock Option Program. The purpose of this program is to provide additional incentives to selected employees to work to maximize shareholder value. All stock option grants are made by the Board of Directors. Stock options generally are granted with an exercise price equal to the fair market value of the underlying Common Stock on the date of grant and vest in equal annual installments over a four-year period.

                   BOARD OF DIRECTORS COMPENSATION COMMITTEE

                      Ahmed Hussein          Frank Meyer

                      William Small          Emad Zikry

                             AUDIT COMMITTEE REPORT

      The Audit Committee reports to and acts on behalf of the Board of Directors in providing oversight to the financial management, independent auditors, and financial reporting procedures of the Company. The Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those statements. In this context, the Audit Committee has reviewed and discussed the audited financial statements contained in the 2001 Annual Report on Form 10-K with management and the independent auditors.

      The Audit Committee has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 ("Communication with Audit Committees"), as amended. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as amended, and has discussed with the independent auditors their independence. In concluding that the auditors are independent, the Committee considered, among other factors, whether the non-audit services provided by Deloitte & Touche were compatible with their independence.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended March 31, 2001, for filing with the Securities and Exchange Commission.

      The Audit Committee has recommended the appointment of Grant Thornton to serve as the Company's independent auditors for the year ended March 31, 2002, subject to shareholder ratification.

                                 AUDIT COMMITTEE

                 Ahmed Hussein, Chairman          Dale Hansen

                 Frank Meyer                      Emad Zikry

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Under Section 16(a) of the Securities Exchange Act of 1934, as amended, the directors and officers of the Company and any person who owns more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission ("SEC") and the NASDAQ National Market. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all forms they file in accordance with Section 16(a).

      Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended March 31, 2001, its officers, directors and greater than 10% shareholders complied with all filing requirements applicable to such persons with the exception of Mr. Patrick Cline who was not timely in filing a form 4.

                        FIVE-YEAR PERFORMANCE COMPARISON

      The following graph compares the cumulative total returns of the Company's Common Stock, the Total Return Index for The NASDAQ Stock Market, and the NASDAQ Computer & Data Processing Services Stock Index over the five-year period ended March 31, 2001 assuming $100 was invested on April 1, 1996 with all dividends, if any, reinvested.

                 [EDGAR PRESENTATION OF STOCK PERFORMANCE DATA]

-------------------------------------------------------------------------------------------------------
                                                      Fiscal Year ended March 31,
-------------------------------------------------------------------------------------------------------
                                       1996      1997        1998        1999       2000        2001
-------------------------------------------------------------------------------------------------------
Quality Systems, Inc.                 $ 100   $   32.95   $   33.81   $   17.05   $   69.32   $   50.00
-------------------------------------------------------------------------------------------------------
NASDAQ Stock Market (U.S.)            $ 100   $  111.15   $  168.47   $  227.62   $  423.37   $  169.46
-------------------------------------------------------------------------------------------------------
NASDAQ Computer & Data Processing     $ 100   $  109.50   $  191.50   $  311.86   $  561.51   $  191.32
-------------------------------------------------------------------------------------------------------

      $100 invested on March 31, 1996 in stock or index including reinvestment of dividends.

      The last trade price of the Company's Common Stock on each of March 31, 1997, 1998, 1999, 2000 and 2001 was published by The Nasdaq Stock Market and, accordingly for the periods ended March 31, 1997, 1998, 1999, 2000 and 2001, the reported last trade price was utilized to compute the total cumulative return for the Company's Common Stock for the respective periods then ended.

                              CERTAIN TRANSACTIONS

      David Razin, who is Vice President Business Development of the Company, is the son of Sheldon Razin. The Company paid David Razin $155,000 in salary during the fiscal year ended March 31, 2001. The Company granted 2,000 stock options with an exercise price of $9.125 per share expiring on September 14, 2005 to David Razin during fiscal 2001.

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

                                (Proposal No. 2)

      The Board of Directors has appointed the firm of Grant Thornton, LLP ("Grant Thornton") as its independent public accountants for the fiscal year ended March 31, 2002, subject to ratification by the holders of a majority of the shares represented either in person or proxy at the Annual Meeting. Grant Thornton replaced the Company's former independent public accountants, Deloitte & Touche, LLP ("Deloitte & Touche"). In the event that the shareholders do not ratify the selection of Grant Thornton as the Company's independent public accountants, the selection of another independent public accounting firm will be considered by the Board of Directors.

      Representatives of Grant Thornton are expected to attend the Annual Meeting and will be available to respond to appropriate questions. The representatives of Grant Thornton also will have the opportunity to make a formal statement, if they so desire.

      On July 5, 2001, the Company dismissed Deloitte & Touche as its independent accountant. The reports of Deloitte on the Company's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The Company's decision to change accountants was approved by the Audit Committee of the Company. In connection with its audits for the two most recent fiscal years and through July 5, 2001, there have been no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche would have caused them to make reference thereto in their report on the financial statements for such years. During the two most recent fiscal years and through July 5, 2001, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)). The Company requested that Deloitte & Touche furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements, and if not, stating the respects in which it does not agree, and Deloitte & Touche has furnished such letter stating that it agrees with the above statements.

      During the two most recent fiscal years and through July 5, 2001, the Company has not consulted with Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K. The Company has authorized Deloitte & Touche to respond fully to any inquiries from Grant Thornton relating to its engagement as Company's independent accountant.

                                 ACCOUNTING FEES

         Aggregate fees billed to the Company by Deloitte & Touche, LLP for the year ended March 31, 2001 are as follows:

      Audit fees .......................................................    $84,000

      Financial informational systems design and implementation fees ...    $     0

      All other fees ...................................................    $31,665(a)

      (a) Includes fees for tax consulting, tax return preparation, and other non-audit services

                                  ANNUAL REPORT

      The Company's Annual Report containing audited financial statements for the fiscal years ended March 31, 2001 and 2000 accompanies this Proxy Statement. Such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material.

                           PROPOSALS OF SHAREHOLDERS

      Pursuant to Rule 14a-8 of the Securities and Exchange Commission, proposals by shareholders which are intended for inclusion in the Company's proxy statement and proxy and to be presented at the Company's next Annual Meeting must be received by the Company by March 25, 2002, in order to be considered for inclusion in the Company's proxy materials. Such proposals should be addressed to the Company's Secretary and may be included in next year's proxy materials if they comply with certain rules and regulations of the Securities and Exchange Commission governing shareholder proposals. For all other proposals by shareholders (including nominees for director) to be timely, a Shareholders' Notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than sixty days nor more than one hundred twenty days prior to the scheduled Annual Meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if less than seventy days notice or a prior public disclosure of the date of the scheduled Annual Meeting is given or made, notice by the shareholder, to be timely, must be so delivered or received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the scheduled Annual Meeting was mailed or the day on which such public disclosure was made. The Shareholder Notice must also comply with certain other requirements set forth in the Company's Bylaws, a copy of which may be obtained by written request delivered to the Company's Secretary.

                                  OTHER MATTERS

      The Board of Directors knows of no other matters which will be acted upon at the Annual Meeting. If any other matters are presented properly for action at the Annual Meeting or at any adjournment thereof, it is intended that the proxy will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holder.

                                          By Order of the Board of Directors,

                                          QUALITY SYSTEMS, INC.


                                          /s/ Paul Holt
                                          Corporate Secretary

Tustin, California
July 16, 2001

      SHAREHOLDERS MAY OBTAIN FREE OF CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2001, (WITHOUT EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO: INVESTOR RELATIONS, QUALITY SYSTEMS, INC., 17822 EAST 17TH STREET, SUITE 210, TUSTIN, CALIFORNIA 92780 OR CALL (714) 731-7171.

                                                                       EXHIBIT A

                         CHARTER OF THE AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                              QUALITY SYSTEMS, INC.

I.    PURPOSE

      The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to the financial reports and other financial information provided by the Corporation to the stockholders and others, the Corporation's system of internal control, and the Corporation's audit, accounting, and financial reporting processes generally. In carrying out this function, the Audit Committee shall serve as an independent and objective monitor of the performance of the Corporation's financial reporting process and system of internal control; review and appraise the audit efforts of the Corporation's independent accountants and internal audit department; and provide for open, on-going communication among the independent accountants, financial and senior management, internal audit department, and the Board of Directors concerning the Corporation's financial position and affairs.

II.   MEMBERSHIP

      The Audit Committee shall be comprised of at least three non-employee members of the Board of Directors, as determined by the Board of Directors, each of whom shall be an independent director as determined by Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. Members of the Audit Committee are elected to serve for a term of one year.

III.  FUNCTIONS

      A.    Recommend independent auditors to the Board of Directors.

      B. Review the intended scope of the annual audit and the audit methods and principles being applied by the independent auditors and the fees charged by the independent auditors.

      C. Review and discuss the results of the audit with both the independent auditors and management.

      D. Review the Company's significant accounting principles, policies and practices.

      E.    Review Company reporting policies and practices.

      F. Review the adequacy of management information systems, internal accounting and financial controls.

      G. Review with both management and the independent auditors the quarterly earnings before their public release.

      H. Review the annual financial statements before their submission to the Board of Directors for approval.

      I. Review with both management and the independent auditors procedures and their execution established to:

            1. Prevent and uncover unlawful political contributions, bribes and unexplained and unaccounted for payments to intermediaries (foreign or American).

            2. Ascertain whether there are any unaccounted or off-book transactions.

            3. Identify payments in violation of applicable laws and standards of business which are intended to influence employees of potential customers to purchase their products (commercial bribes, kickbacks, etc.).

      J. Evaluate overall performance of professional services provided by the independent auditors, including audit and non-audit services, before such services are rendered, and consider the possible effect on the performance of such services on the independence of the auditors.

      K. Review annually internal and external audits of employee benefit plans of the Company (including subsidiaries) to determine that there are proper Company procedures to insure compliance with all relevant laws and regulations.

      L.    Review annually the adequacy of the Company's insurance.

      M.    Review annually the adequacy of protection of technology, including:

            1.    Physical security.

            2.    Patent and trademark program.

            3.    Proprietary information.

      N. Review annually policies, and compliance with policies, relating to legal matters, conflicts of interest, etc.

IV.   MEETING

      The Audit Committee will meet from time to time whenever necessary or appropriate in order to discharge the functions specified in this charter.

V.    MINUTES

      Minutes shall be kept of each meeting of the Audit Committee and will be provided to each member of the Board of Directors. Any action of the Audit Committee shall be subject to revision, modification or rescission by the Board of Directors, provided that no rights of third parties shall be affected by any such revision, modification or rescission.

                              QUALITY SYSTEMS, INC.

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned appoints Lou Silverman and Paul Holt, and each of them, individually, as attorneys and proxies, with full power of substitution, to vote all shares of Common Stock of any class of Quality Systems, Inc. ("QSI") held of record by the undersigned as of July 13, 2001, at the Annual Meeting of Shareholders of QSI to be held at The Center Club, 650 Town Center Drive, Costa Mesa, California, on August 30, 2001 at 2:00 p.m. local time, and at all adjournments thereof, (the "Annual Meeting") upon the following matters, which are described in QSI's Proxy Statement for the Annual Meeting.

                  (Continued and to be Signed on Reverse Side)

A  |X| Please mark your votes as in this example.

                                FOR all nominees               WITHHOLD
                                 listed at right              AUTHORITY
                             (except as marked to           to vote for all
                               the contrary below)      nominees listed at right

1.    ELECTION OF
      DIRECTORS:                      |_|                         |_|


(INSTRUCTIONS:    To withhold authority to vote for any individual nominee,
                  write the nominee's name on the lines immediately below)

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

2. For ratification of Grant Thornton, LLP as QSI's independent public accountants.

                           FOR           AGAINST        ABSTAIN
                           |_|             |_|            |_|

NOMINEES:       Sheldon Razin

                Mohammed Tawfick

                Dale M. Hanson

                Ahmed Hussein

                Frank C. Meyer

                William E. Small

                Emad A. Zikry

3. In accordance with the discretion of the proxy holder, to act upon all matters incident to the conduct of the meeting and upon other matters that properly come before the meeting.

                           FOR           AGAINST        ABSTAIN
                           |_|             |_|            |_|

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF ANY NOMINEE NAMED ABOVE DECLINES OR IS UNABLE TO SERVE AS A DIRECTOR, THE PERSONS NAMED AS PROXIES SHALL HAVE FULL DISCRETION TO VOTE FOR ANY OTHER PERSON WHO MAY BE NOMINATED.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER ON THE REVERSE SIDE OF THIS PROXY. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NAMED ON THE REVERSE SIDE OF THIS PROXY AND "FOR" PROPOSAL 2. THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO CUMULATE VOTES FOR ANY OR ALL OF THE NOMINEES FOR ELECTION OF DIRECTORS FOR WHICH AUTHORITY TO VOTE HAS NOT BEEN WITHHELD.

PLEASE DATE, SIGN, MAIL AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.


SIGNATURE(S)__________________________________________  DATE____________________

NOTE: Please sign exactly as your name appears herein. If the stock is registered in the name of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should add their titles.